SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 29, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
               Servicing Agreement, dated as of November 1, 1999,
                  providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-21)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)
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     NEW JERSEY                     33-5042                   21-0627285
(State or other jurisdiction     (Commission               (I.R.S. Employer
      of incorporation)           File Number)              Identification No.)


                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (856) 661-6100
                                                           --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On November 29, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 1999-21 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-21") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated November 19,1999 as supplemented by the Prospectus Supplement dated November 19,1999.

The original principal balance of each Class of the Certificates is as follows:

     Class A                                     $168,260,000.00
     Class M                                       $1,302,000.00
     Class B1                                        $868,000.00
     Class B2                                        $434,000.00
     Class B3                                        $695,000.00
     Class B4                                        $260,000.00
     Class B5                                        $348,125.37
     Total :                                     $172,167,125.37



The initial Junior Percentage and initial Senior Percentage for Pool 1999-21 are approximately 2.27% and 97.73%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-21 as of the initial issuance of the Certificates are $100,000, $1,736,335 and $2,736,101, respectively, representing approximately .0576%, 1.0000%, and 1.5758%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of November 1, 1999 (the "Cut-off Date").


DESCRIPTION OF THE MORTGAGE POOL AND THE MORTGAGED PROPERTIES

POOL 1999-21

Pool 1999-21 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $173,633,496.64.

The interest rates (the "Mortgage Rates") borne by the 538 Mortgage Loans conveyed by GECMSI to Pool 1999-21 range from 6.1250% to 10.8750% and the weighted average Mortgage Rate as of the Cut-off Date is 7.3263% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-21 ranged from $24,200.00 to $1,390,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-21 is $322,738.84, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-21 is March 7, 1986, and the latest scheduled maturity date of any such Mortgage Loan is November 1, 2014. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-21 is 68.6160%.

The Mortgage Loans in Pool 1999-21 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-21:

  MORTGAGE                     AGGREGATE BALANCES     % OF POOL BY
    RATES         # OF LOANS    AS OF CUT-OFF DATE    AGGREGATE BALANCE
    -----         ----------    ------------------    -----------------

   6.1250%            2            $672,604.82              0.39%
   6.2500%            4          $1,411,915.53              0.81%
   6.3750%            3            $912,418.26              0.53%
   6.5000%            7          $2,444,721.00              1.41%
   6.6250%           13          $4,169,563.33              2.40%
   6.7500%           37         $11,363,107.50              6.54%
   6.8750%           59         $19,405,469.50             11.18%
   6.9500%            2            $720,844.29              0.42%
   7.0000%           46         $13,733,404.48              7.91%
   7.1250%           32         $12,148,249.72              7.00%
   7.2500%           53         $17,880,058.88             10.30%
   7.3750%           60         $20,227,913.78             11.65%
   7.5000%           43         $14,046,662.75              8.09%
   7.6250%           50         $16,878,156.59              9.72%
   7.7500%           39         $12,607,204.61              7.26%
   7.8750%           36         $11,370,522.99              6.55%
   8.0000%           23          $5,987,753.39              3.45%
   8.1250%            7          $2,329,253.11              1.34%
   8.2500%            9          $2,805,575.18              1.62%
   8.3750%            1            $141,051.02              0.08%
   8.5000%            2            $408,987.13              0.24%
   8.6250%            5          $1,139,776.09              0.66%
   8.7500%            1             $14,429.44              0.01%
   8.8750%            1            $648,262.80              0.37%
   9.2500%            1            $133,304.92              0.08%
   9.8750%            1             $23,148.21              0.01%
  10.8750%            1              $9,137.32              0.01%
    Total           538        $173,633,496.64          100.0300%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-21:

    ORIGINAL                            AGGREGATE BALANCES       % OF POOL BY
    BALANCES            # OF LOANS     AS OF CUT-OFF DATE         AGGREGATE BAL.
    --------            ----------     ------------------         --------------

$      0 - 240,000          84           $10,273,885.51                 5.92%
$240,001 - 250,000          14            $3,389,880.69                 1.95%
$250,001 - 300,000         148           $41,260,284.27                23.76%
$300,001 - 350,000         125           $40,474,094.39                23.31%
$350,001 - 400,000          73           $27,221,491.82                15.68%
$400,001 - 450,000          30           $12,792,404.91                 7.37%
$450,001 - 600,000          43           $22,185,012.60                12.78%
$600,001 - 650,000          12            $7,631,758.37                 4.40%
$650,001 - 1,000,000 +       9            $8,404,684.08                 4.84%
Total                      538          $173,633,496.64             100.0100%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-21 is $1,368,050.35.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-21 is $9,137.32.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-21:

                                     AGGREGATE BALANCES     % OF POOL BY
YEAR OF ORIGINATION   # OF LOANS    AS OF CUT-OFF DATE      AGGREGATE BALANCE
-------------------   ----------    ------------------      -----------------

    1986                   3            $46,714.97              0.03%
    1987                   1           $307,803.39              0.18%
    1992                   2           $417,830.96              0.24%
    1993                   1           $240,000.00              0.14%
    1998                   8         $2,022,348.16              1.16%
    1999                 523       $170,598,799.16             98.25%
   Total                 538       $173,633,496.64          100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-21:

   LOAN-TO-VALUE                    AGGREGATE BALANCES           % OF POOL BY
RATIO AT ORIGINATION   # OF LOANS   AS OF CUT-OFF DATE         AGGREGATE BALANCE
--------------------   ----------   ------------------         -----------------


   00.000 - 50.00         62          $19,274,526.95                 11.10%
   50.001 - 60.00         69          $24,420,623.03                 14.06%
   60.001 - 70.00        115          $37,679,000.61                 21.70%
   70.001 - 75.00         70          $21,900,971.45                 12.61%
   75.001 - 80.00        190          $61,959,152.97                 35.68%
   80.001 - 85.00          9           $2,500,750.45                  1.44%
   85.001 - 90.00         17           $4,453,082.53                  2.56%
   90.001 - 95.00          6           $1,445,388.65                  0.83%
       Total             538         $173,633,496.64               99.9800%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-21:

                                       AGGREGATE BALANCES      % OF POOL BY
 TYPE OF DWELLING        # OF LOANS    AS OF CUT-OFF DATE    AGGREGATE BALANCE
 ----------------        ----------    ------------------    -----------------

Single-family detached       492       $164,509,518.10               94.75%
Single-family attached         7         $1,351,837.46                0.78%
Condominium                   24         $5,556,387.05                3.20%
2 - 4 Family Units            12         $1,723,092.21                0.99%
Co-op                          3           $492,661.82                0.28%
       Total                 538       $173,633,496.64            100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-21:

                                   AGGREGATE BALANCES        % OF POOL BY
OCCUPANCY          # OF LOANS      AS OF CUT-OFF DATE      AGGREGATE BALANCE
---------          ----------      ------------------      -----------------

Owner Occupied        511           $166,831,080.19                  96.08%
Vacation               19             $5,633,463.21                   3.24%
Investment              8             $1,168,953.24                   0.67%
Total                 538           $173,633,496.64                99.9900%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-21:

                                   AGGREGATE BALANCES        % OF POOL BY
STATE                  # OF LOANS   AS OF CUT-OFF DATE     AGGREGATE BALANCE
-----                  ----------   ------------------     -----------------

Alabama                    4             $764,781.92              0.44%
Arizona                   13           $2,928,955.88              1.69%
Arkansas                   1             $341,966.37              0.20%
California               135          $49,224,160.51             28.35%
Colorado                  11           $3,136,452.13              1.81%
Connecticut               17           $6,204,399.92              3.57%
Delaware                   3             $728,718.14              0.42%
District Of Columbia       2             $808,590.50              0.47%
Florida                   15           $3,893,160.01              2.24%
Georgia                   17           $6,011,669.31              3.46%
Illinois                  22           $9,169,773.60              5.28%
Indiana                    6           $2,078,884.70              1.20%
Iowa                       2             $453,351.63              0.26%
Kansas                     3             $996,115.24              0.57%
Kentucky                   3           $1,115,861.74              0.64%
Louisiana                  1             $141,051.02              0.08%
Maryland                  12           $3,266,307.44              1.88%
Massachusetts             32           $9,902,759.87              5.70%
Michigan                  13           $4,068,129.03              2.34%
Minnesota                  7           $2,260,283.95              1.30%
Missouri                   6           $1,989,849.63              1.15%
Montana                    1             $274,188.68              0.16%
Nebraska                   4           $1,544,919.09              0.89%
Nevada                     3             $882,046.66              0.51%
New Hampshire              1             $323,102.81              0.19%
New Jersey                29           $9,476,356.97              5.46%
New York                  43          $11,837,728.45              6.82%
North Carolina             7           $1,788,774.33              1.03%
Ohio                       6           $1,981,970.35              1.14%
Oklahoma                   3             $655,516.56              0.38%
Oregon                     8           $1,852,960.44              1.07%
Pennsylvania              16           $5,734,240.40              3.30%
Rhode Island               2             $329,397.25              0.19%
South Carolina             7           $1,655,340.01              0.95%
Tennessee                  3             $774,338.82              0.45%
Texas                     48          $14,945,930.35              8.61%
Utah                       2             $679,289.32              0.39%
Vermont                    1             $297,323.80              0.17%
Virginia                  13           $4,181,471.74              2.41%
Washington                 6           $1,508,174.18              0.87%
Wisconsin                 10           $3,425,203.89              1.97%
Total                    538         $173,633,496.64          100.0100%


h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-21:

                                     AGGREGATE BALANCES        % OF POOL BY
 YEAR OF MATURITY   # OF LOANS      AS OF CUT-OFF DATE      AGGREGATE BALANCE
 ----------------   ----------      ------------------      -----------------

      2001               3               $46,714.97                  0.03%
      2009               7            $2,250,135.17                  1.30%
      2011               2              $608,405.94                  0.35%
      2012               1              $220,626.27                  0.13%
      2013               5            $1,446,374.98                  0.83%
      2014             520          $169,061,239.31                 97.37%
     Total             538          $173,633,496.64              100.0100%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-21 calculated as of the Cut-off Date is 176.01 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-21:

                                      AGGREGATE BALANCES       % OF POOL BY
PURPOSE OF LOAN       # OF LOANS      AS OF CUT-OFF DATE     AGGREGATE BALANCE
---------------       ----------      ------------------     -----------------

Purchase                 270             $91,056,075.89              52.44%
Rate Term/Refinance      197             $62,123,969.01              35.78%
Cash-out Refinance        71             $20,453,451.74              11.78%
Total                    538            $173,633,496.64            100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of November 19, 1999, for certain of the Series 1999-21 Certificates between GE Capital Mortgage Services, Inc. and Salomon Smith Barney Inc.


1.2 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of November 19, 1999, for certain of the Series 1999-21 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-21 Certificates, dated as of November 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          GE Capital Mortgage Services, Inc.



                                          By:      /s/ Al Gentile
                                                   --------------
                                          Name:    Al Gentile
                                          Title:   Designated Officer


Dated as of November 29, 1999

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           GE Capital Mortgage Services, Inc.


                                           By:      Al Gentile
                                                    ----------
                                           Name:    Al Gentile
                                           Title:   Designated Officer





Dated as of November 29, 1999

                                  EXHIBIT INDEX


The exhibits are being filed herewith:


---------------- ------------------------------------------ -------
 EXHIBIT NO.                    DESCRIPTION                  PAGE
---------------- ------------------------------------------ -------

     1.1         The Underwriting Agreement, dated as of
                 October 23, 1995, and the related Terms
                 Agreement, dated as of November 19,
                 1999, for certain of the Series 1999-21
                 Certificates between GE Capital Mortgage
                 Services, Inc.  and Smith Barney Inc.

     1.2         The Underwriting Agreement, dated
                 as of April 24, 1995, and the
                 related Terms Agreement, dated as
                 of November 19, 1999, for certain
                 of the Series 1999-21 Certificates
                 between GE Capital Mortgage
                 Services, Inc. and PaineWebber
                 Incorporated.

     4.1         The Pooling and Servicing Agreement
                 for the Series 1999-21
                 Certificates, dated as of November
                 1, 1999, between GE Capital
                 Mortgage Services, Inc., as seller
                 and servicer, and State Street Bank
                 and Trust Company, as trustee.
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